UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 30, 2013
Date of report (Date of earliest event reported)

DR. TATTOFF, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-52836	20-0594204
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

8500 Wilshire Blvd., Suite 105
Beverly Hills, CA 90211
(Address of Principal Executive Offices) (Zip Code)

(310) 659-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On October 30, 2013, we issued a press release announcing the opening of our new Atlanta, Georgia clinic.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.             Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.
Not applicable.
(b)          Pro Forma Financial Information.
Not applicable.
(c)          Shell Company Transactions.
Not applicable.
(d)           Exhibits.

Exhibit
Number

99.1         Press Release, dated October 30, 2013 entitled “Dr. Tattoff® Brings Premier Laser Tattoo Removal Services to Atlanta, GA”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR. TATTOFF, INC.

Date: October 30, 2013	By:	/s/ Harry L. Zimmerman
Harry L. Zimmerman
EVP - COO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 30, 2013 entitled “Dr. Tattoff® Brings Premier Laser Tattoo Removal Services to Atlanta, GA”